UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2010
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 21, 2010, Graham Corporation (the “Company”) issued a press release describing its results of operations and financial condition for its fourth quarter and fiscal year ended March 31, 2010. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 8.01. Other Events.
     On May 20, 2010, the Company issued a press release announcing the payment of a cash dividend. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 21, 2010 describing the results of operations and financial condition for Graham Corporation’s fourth quarter and fiscal year ended March 31, 2010.

99.2	Press Release dated May 20, 2010 regarding the payment by Graham Corporation of a cash dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: May 21, 2010	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President — Finance & Administration and Chief Financial Officer